Philadelphia Consolidated Holding Corp. Founded 1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the “safe harbor” provisions of the Private            Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company’s actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company’s forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company’s business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) claims development and the adequacy of our liability for unpaid loss and loss adjustment expenses; (vi) severity of natural disasters and other catastrophe losses; (vii) adequacy of reinsurance coverage which may be obtained by the Company; (viii) ability and willingness of our reinsurers to pay; and (ix) future terrorist attacks. The Company does not intend to publicly update any forward looking statement, except as may be required by law.

AGENDA Fourth Quarter and Year Ended December 31, 2004 Financial Highlights Financial Results Segment Information Investment Portfolio Selected Operating Statistics Drivers of Future Growth 2005 Expectations Q&A

Fourth Quarter Events Fourth Quarter Events Financial results for the fourth quarter of 2004 included: (in millions, except for share data) Net Income (Loss) Diluted Earnings (Loss) Per Share As Reported $32.4 $1.38 Increase in Net Hurricane Losses $(5.4) $(0.23) Reduction in Accelerated Catastrophe Reinsurance Premium Expense $1.0 $0.04 Loss Reserve Adjustments $(2.5) $(0.11) Realized Investment Loss $(0.1) $-

2004 Events 2004 Events Financial results for the year ended December 31, 2004 included: (in millions, except for share data) Net Income (Loss) Diluted Earnings (Loss) Per Share As Reported $83.7 $3.59 Net Hurricane Losses $(30.4) $(1.30) Accelerated Catastrophe Reinsurance Premium Expense $(16.9) $(0.73) Prior Year Loss Reserve Adjustments $(18.8) $(0.81) Realized Investment Gains $0.5 $0.02

Fourth Quarter Highlights Fourth Quarter Highlights (in millions, except per share data) For the Three Months Ended December 31, 2004 2003 Change Gross Written Premiums $271.1 $215.4 25.9% Net Earned Premiums $221.4 $156.1 41.8% Net Investment Income $11.8 $10.5 12.4% Net Income $32.4 $20.5 58.0% After Tax Net Realized Investment (Loss) Gain $(0.1) $1.4 Loss & LAE Ratio 56.4% 61.7% Expense Ratio 26.6% 27.4% Combined Ratio 83.0% 89.1% Diluted Earnings Per Share $1.38 $0.89 After Tax Realized Investment Gain Per Share $- $0.06 Weighted Average Shares & Share Equivalents Outstanding 23,515,861 22,975,977

Fourth Quarter Highlights Fourth Quarter Highlights (in millions, except per share data) For the Three Months Ended Dec. 31, A-T Realized Investment Gains Per Share $- $0.06 2004 2003 Change Net Operating Income $32.5 $19.1 70.2% A-T Realized Investment (Loss) Gains $(0.1) $1.4 Net Income $32.4 $20.5 58.0% Diluted Operating Earnings Per Share $1.38 $0.83 66.3% Diluted Earnings Per Share $1.38 $0.89 55.1% Net Loss and Loss Adjustment Expense Ratio 56.4% 61.7% Acquisition and Underwriting Expense Ratio 26.6% 27.4% Combined Ratio 83.0% 89.1%

Fourth Quarter Highlights Fourth Quarter Highlights (in millions, except share and per share data) As of, December 31, December 31, % 2004 2003 Increase Total Shareholders’ Equity $644.2 $545.6 18.1% Book Value per Share $28.92 $24.79 16.7% Shares Outstanding 22,273,917 22,007,552 1.2%

Years Ended Highlights Years Ended Highlights (in millions, except per share data) For the Years Ended Dec. 31, 2004 2003 Change Gross Written Premiums $1,171.3 $906.0 29.3% Net Earned Premiums $770.2 $574.5 34.1% Net Investment Income $43.5 $38.8 12.1% Net Income $83.7 $62.2 34.6% After Tax Net Realized Investment Gain $0.5 $0.5 Loss & LAE Ratio 61.8% 62.5% Expense Ratio 27.8% 28.4% Combined Ratio 89.6% 90.9% Diluted Earnings Per Share $3.59 $2.74 After Tax Realized Investment Gain Per Share $0.02 $0.02 Weighted Average Shares & Share Equivalents Outstanding 23,306,853 22,660,388

Years Ended Highlights Years Ended Highlights (in millions, except per share data) For the Years Ended Dec. 31, A-T Realized Investment Gains Per Share $0.02 $0.02 2004 2003 Change Net Operating Income $83.2 $61.7 34.8% A-T Realized Investment Gains $0.5 $0.5 Net Income $83.7 $62.2 34.6% Diluted Operating Earnings Per Share $3.57 $2.72 31.3% Diluted Earnings Per Share $3.59 $2.74 31.0% Net Loss and Loss Adjustment Expense Ratio 61.8% 62.5% Acquisition and Underwriting Expense Ratio 27.8% 28.4% Combined Ratio 89.6% 90.9%

Gross Hurricane Loss Estimates $222.0 $227.4 $127.0 $202.9 $17.0 $19.7 $279.0 $209.8 0.0 50.0 100.0 150.0 200.0 250.0 300.0 Charley Frances Ivan Jeanne 9/30/2004 12/31/2004

Fourth Quarter 2004 Select Catastrophe Fourth Quarter 2004 Select Catastrophe Information by Segment Information by Segment (in millions) Date of Event:Hurricane: 8/13/04 Charley 9/5/04 Frances 9/15/04 Ivan 9/25/04 Jeanne 12/31/04 Total $587.4 30.9 618.3 41.5 $659.8 $22.3 24.4 $46.7 $23.8 2.2 $26.0 9/30/04 Total Gross Losses: Mobile Homeowners $196.4 $185.2 $13.0 $192.8 $564.3 Homeowners 11.8 6.3 3.3 9.5 40.5 Personal Lines 208.2 191.5 16.3 202.3 604.8 Commercial Lines 19.2 11.4 3.4 7.5 40.2 Total $227.4 $202.9 $19.7 $209.8 $645.0 Pre-Tax Net Losses: Personal Lines $3.5 $3.5 $3.5 $11.8 $14.0 Commercial Lines 7.0 7.0 3.4 7.0 24.4 Total $10.5 $10.5 $6.9 $18.8 $38.4 Pre-Tax Accelerated Reinsurance Expense: Personal Lines $25.1 Commercial Lines 2.6 Total $27.7

Fourth Quarter 2004 Select Catastrophe Fourth Quarter 2004 Select Catastrophe Personal Lines Catastrophe Reinsurance Structure (in millions) Hurricane: Charley Frances Ivan Jeanne $11.8 $31.7 Company Retention: $3.5 $3.5 $3.5 $3.5 # of Reinstatements Open Mkt Reinsurance 4 3.5 xs 3.5 $3.5 $3.5 $3.5 $3.5 4 13.0 xs 7.0 $13.0 $13.0 $4.8 $13.0 4 15.0 xs 20.0 $15.0 $15.0 $15.0 4 15.0 xs 35.0 $15.0 $15.0 $15.0 2 40.0 xs 50.0 $8.3 $40.0 $40.0 2 50.0 xs 90.0 $47.1 $50.0 2 50.0 xs 140.0 xxx A $31.4 1 5.0 xs 190.0 xxx xxx 1 45.0 xs 195.0 xxx xxx Gross Losses: FHCF Recoveries: $137.4 $29.3 $2.4 $0.4 QS Reins Recoveries: $12.5 $25.2 $2.1 $30.5 $208.2 $191.5 $16.3 $202.3 xxx – coverage limit not available A – 34% of coverage limit available

Gross Written Premiums by Segment (in millions) For the Years Ended Dec. 31, % 2004 2003 Increase Segment Commercial Lines $874.0 $662.3 32.0% Specialty Lines 184.4 154.1 19.7% Personal Lines 112.9 89.6 26.0% Total $1,171.3 $906.0 29.3%

Commercial Lines Segment Commercial Lines Segment (in millions) 74.6% of 2004 GWP 75% 3 to 5 year growth potential Gross Written Premiums Gross Written Premiums 1999 2000 2001 2002 2003 2004 $89.4 $90.0 $21.6 $81.6 $136.6 $21.3 $85.0 $207.8 $23.2 $71.7 $364.6 $36.7 $76.1 $535.6 $50.6 $119.7 $700.5 $53.8 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $900.0 Specialty Property Commercial Package Commercial Auto $201.0 $239.5 $316.0 5 Year CAGR 20.0% 5 Year CAGR 50.7% 5 Year CAGR 6.0% $874.0 $473.0 $662.3

Specialty Lines Segment Specialty Lines Segment $48.5 $68.2 $79.3 $110.2 $154.1 $184.4 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0$200.0 1999 2000 2001 2002 2003 2004 15.7% of 2004 GWP 75% 3 to 5 year growth potential CAGR 1999-2004 = 30.6% Gross Written Premiums Gross Written Premiums (Professional Liability ) (in millions)

Gross Written Premiums Gross Written Premiums $37.2 $40.2 $38.4 $52.4 $63.3 $5.3 $10.0 $13.4 $20.1 $23.9 $7.0 $26.2 $17.1 $25.2 $17.3 $15.9 $24.7 $2.8 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 1999 2000 2001 2002 2003 2004 Dwelling/Fire Homeowners Flood Manufactured Housing $54.2 $78.3 9.7% of 2004 GWP 50% 3 to 5 year growth potential Personal Lines $25.4 5 year CAGR 55.2% 5 year CAGR 35.2% 5 year CAGR 29.6% (in millions) $80.5 $89.6 $112.9 $0.5

High Quality Investment Portfolio High Quality Investment Portfolio As of December 31, 2004 Corporate Bonds Common Stock Cash Equivalents Municipal Bonds Portfolio market value — $1,546.6mm Fixed income securities Average quality AAA Portfolio duration 4.1 years 4.7% taxable equivalent yield Quality long-term growth stocks 7.7% 6.3% 40.5% 7.6% All Other 0.9% 3.8% Agency Bonds 14.0% MBS Government Bonds 0.2% 4.0% 15.0% CMO Other Structured Securities

Net Investment Income Net Investment Income (in millions) $20.7 $25.8 $32.4 $37.5 $38.8 $43.5 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 1999 2000 2001 2002 2003 2004 5 Year CAGR: 16.0% Effective Tax Rate 25.7% 27.0% 30.1% 28.3% 23.4% 20.2%

Selected Operating Statistics Selected Operating Statistics Operating Statistics Renewal Retention (Quoted) Commercial Lines – 94.9% Specialty Lines – 94.2% Personal Lines – 93.4% Rate Increases Commercial Lines – 0.9% (Q/Q); 2.2% (Y/Y) Specialty Lines – 3.4% (Q/Q); 2.7% (Y/Y) Personal Lines – 3.5% (Q/Q); 7.1% (Y/Y) New Business Growth (Count), excluding Personal Lines YTD: 03 – 26,313 YTD: 04 – 28,324 7.6% increase

Selected Operating Statistics Selected Operating Statistics Preferred Agents Total GWP Growth — $95.7 million (Y/Y); 42.3% increase Renewal Retention (Quoted) – 88.2% New Business 2004 — $ 74.6 million GWP; 33.2% increase Employee Statistics Totals 12/31/04 1,006 14.2% increase 12/31/03 881 Total GWP Per Employee 2004 vs. 2003 2004 $1.2 million 20.0% increase 2003 $1.0 million

Drivers of Future Growth Drivers of Future Growth National presence – 36 offices / Mixed marketing New product offerings – Sports & Fitness Niche Disruption in the industry Insolvencies Rating downgrades Mergers Experienced management / underwriting & pricing discipline Advanced technology – lower expenses and improved process A+ (Superior) rating – Flight to quality Preferred agent program – 15% premium growth

2005 Expectations 2005 Expectations 2005 Operating EPS Range: $6.90 — $7.10 Organic Growth – 15% to 20% Combined Ratio of low 80’s Renewal retention levels consistent with prior periods Continued price moderation/increased competition Slightly improving investment environment

Philadelphia Consolidated Holding Corp. Founded 1962